UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 5, 2004

Date of Report (Date of earliest event reported)

Presstek, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	0-17541	02-0415170
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

55 Executive Drive
Hudson, New Hampshire 03051-4903

(Address of Principal Executive Offices)

(603) 595-7000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Section 9 – Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 Consent of Ernst & Young LLP
EX-99.1 Audited Financial Statements and Notes
EX-99.2 Unaudited Financial Statements and Notes
EX-99.3 Unaudited Pro Forma Condensed Combined Statement of Operations and Notes
EX-99.4 Unaudited Pro Forma Combined Balance Sheet and Notes

EXPLANATORY NOTE

In July 2004, Presstek, Inc. (“Presstek” or the “Company”) entered into the Asset Purchase Agreement with A.B. Dick Company (the “Asset Purchase Agreement”) and certain of its affiliates (collectively, “A.B. Dick”) pursuant to which it was proposed that a wholly-owned subsidiary of the Company would acquire the business and substantially all of the assets of A.B. Dick for approximately $40 million through the asset sale provisions of Section 363 of the U.S. Bankruptcy Code (the “Transaction”). This agreement was subject to a number of contingencies, including A.B. Dick meeting certain minimum performance objectives as well as the review and approval from the Bankruptcy Court, among others. On the same date, A.B. Dick filed for Chapter 11 bankruptcy protection.

In connection with the Transaction and the Asset Purchase Agreement, as amended, and contingent on the approval of the Bankruptcy Court, the Company and A.B. Dick’s then current lender, Key Corporate Capital, Inc. entered into a Revolving Credit Agreement (the “DIP Credit Agreement”) with Paragon Corporate Holdings, Inc. (“Paragon”), the parent company of A.B. Dick, to provide up to $7 million in debtor-in-possession financing, which DIP Credit Agreement was subsequently approved by the Bankruptcy Court.

On November 2, 2004, Presstek enhanced its bid. On November 3, 2004 the Bankruptcy Court approved Company’s bid and a final Sale Order was issued. On November 5, 2004, the Company entered into a second amendment (the “Second Amendment”) to that certain Asset Purchase Agreement dated July 13, 2004, as amended (the “Asset Purchase Agreement”) by and among the Company and A.B. Dick, which included the bid enhancements offered by Presstek on November 2, 2004, and subsequently completed the Transaction.

Among other things, the Second Amendment provided for changes to the Asset Purchase Agreement in order to (i) assume additional discrete liabilities of A.B. Dick , (ii) comply with the Bidding Procedures Order and Sale Order, each entered by the Bankruptcy Court, and (iii) waive certain A.B. Dick closing conditions in the Asset Purchase Agreement.

A major portion of the Purchase Price was financed through a November 2004 amendment to the Company’s existing credit agreement (the “Amended and Restated Credit Agreement”) with Citizens Bank New Hampshire, KeyBank National Association and BankNorth, N.A. (the “Lenders”).

The Amended and Restated Credit Agreement provides for additional working capital and capital expenditure financing, and refinances the Company’s existing credit facility in order to, among other things, finance the Transaction. The Amended and Restated Credit Agreement increases the Company’s revolving credit facility up to $45 million and the Company’s term loan up to $35 million. The Company borrowed from both facilities in the amount of approximately $38 million. Additionally, the Company granted a security interest in all of its assets, including the assets purchased in the Transaction, in favor of the Lenders under the Amended and Restated Credit Agreement.

Pursuant to the Amended and Restated Credit Agreement, the Company must make payments (i) with respect to the term loan in consecutive quarterly installments commencing on March 31, 2005 with an initial installment in the amount of $250,000, and continuing quarterly installments in the amount of $1,750,000, with a final installment of all remaining principal and accrued and unpaid interest by November 4, 2009 and (ii) with respect to the revolving credit facility, of principal from time to time so that the aggregate amount outstanding does not exceed the maximum amount available under the revolving credit facility until such facility is due, which is no later than November 4, 2009. The Company must also comply with certain financial and other covenants pursuant to the Amended and Restated Credit Agreement, as more fully described therein. Borrowings under the Amended and Restated Credit Agreement bear interest at either (i) the London Interbank Offered Rate (“LIBOR”) plus applicable margins or (ii) the Prime Rate, as defined in the Amended and Restated Credit Agreement, plus applicable margins, which range from 1.25% to 4.0% for LIBOR or 0% to 1.75% for the Prime Rate, based on certain financial performance criteria.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2004. Additionally, the foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s current report on Form 8-K filed on July 13, 2004. The press release issued by the Company on November 5, 2004 relating to the closing of the A.B. Dick acquisition is attached as Exhibit 99.2 to the Company’s

Current Report on Form 8-K filed with the Commission on November 12, 2004.

The foregoing description of the Amended and Restated Credit Agreement is qualified in its entirety by reference to the Amended and Restated Credit Agreement, a copy of which is attached as Exhibit 99.l to the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2004. Additionally, the foregoing description of the DIP Credit Agreement is qualified in its entirety by reference to the DIP Credit Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed on July 13, 2004.

The purpose of this amendment to the current report on Form 8-K of the Company, originally filed on November 12, 2004, is to amend Item 9.01 to provide financial statements and pro forma financial information of the acquired business, neither of which were provided at the time of the initial filing of the current report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

     (a) Financial Statements

     Audited financial statements and notes to the financial statements of A.B. Dick Company as of and for the years ended December 31, 2001, 2002 and 2003 as contained in Exhibit 99.1 attached hereto and incorporated herein by reference;

     Unaudited financial statements and notes to the financial statements of A.B. Dick Company as of and for the nine months ended September 30, 2004 and 2003 as contained in Exhibit 99.2 attached hereto and incorporated herein by reference;

     (b) Pro Forma Financial Information

     Unaudited pro forma condensed combined statement of operations and notes thereto of the Company as of and for the year ended January 3, 2004 and the nine months ended October 2, 2004 giving pro forma effect to the Company’s acquisition of A.B. Dick Company are contained in Exhibit 99.3 attached hereto and incorporated herein by reference;

     Unaudited pro forma combined balance sheet and notes thereto of the Company as of October 2, 2004 giving pro forma effect to the Company’s acquisition of A.B. Dick Company are contained in Exhibit 99.4 attached hereto and incorporated herein by reference;

     (c) Exhibits

23.1	Consent of Ernst & Young LLP.

99.1	Audited financial statements and notes to the financial statements of A.B. Dick Company as of and for the years ended December 31, 2001, 2002 and 2003.

99.2	Unaudited financial statements and notes to the financial statements of A.B. Dick Company as of and for the nine months ended September 30, 2004 and 2003.

99.3
Unaudited pro forma condensed combined statement of operations and notes thereto of the Company as of and for the year ended January 3, 2004 and the nine months ended October 2, 2004 giving pro forma effect to the Company’s acquisition of A.B. Dick Company.

99.4	Unaudited pro forma combined balance sheet and notes thereto of the Company as of October 2, 2004 giving pro forma effect to the Company’s acquisition of A.B. Dick Company.

99.5	Second Amendment to Asset Purchase Agreement between the Company and A.B. Dick Company dated November 5, 2004 (previously filed as Exhibit 2.1 to the 8-K filed November 12, 2004).

99.6	Amendment to Asset Purchase Agreement between the Company and A.B. Dick Company dated August 20, 2004 (previously filed as Exhibit 2.2 to the 8-K filed November 12, 2004).

99.7
Amended and Restated Credit Agreement among the Company, the Guarantors, Citizens Bank New Hampshire, KeyBank National Association and BankNorth, N.A. dated November 5, 2004 (previously filed as Exhibit 99.1 to the 8-K filed November 12, 2004).

99.8
Press release of Presstek, Inc. dated November 5, 2004 announcing the completion of its purchase of the assets of A.B. Dick Company (previously filed as Exhibit 99.2 to the 8-K filed November 12, 2004).

99.9	Press release of Presstek, Inc. dated November 4, 2004 (previously filed as Exhibit 99.3 to the 8-K filed November 12, 2004).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC.
Date: January 21, 2004	By:	/s/ Moosa E. Moosa
Moosa E. Moosa
Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited financial statements and notes to the financial statements of A.B. Dick Company as of and for the years ended December 31, 2001, 2002 and 2003.

99.2	Unaudited financial statements and notes to the financial statements of A.B. Dick Company as of and for the nine months ended September 30, 2004 and 2003.

99.3	Unaudited pro forma condensed combined statement of operations and notes thereto of the Company as of and for the year ended January 3, 2004 and the nine months ended October 2, 2004 giving pro forma effect to the Company’s acquisition of A.B. Dick Company.

99.4	Unaudited pro forma combined balance sheet and notes thereto of the Company as of October 2, 2004 giving pro forma effect to the Company’s acquisition of A.B. Dick Company.

99.5	Second Amendment to Asset Purchase Agreement between the Company and A.B. Dick Company dated November 5, 2004 (previously filed as Exhibit 2.1 to the 8-K filed November 12, 2004).

99.6	Amendment to Asset Purchase Agreement between the Company and A.B. Dick Company dated August 20, 2004 (previously filed as Exhibit 2.2 to the 8-K filed November 12, 2004).

99.7	Amended and Restated Credit Agreement among the Company, the Guarantors, Citizens Bank New Hampshire, KeyBank National Association and BankNorth, N.A. dated November 5, 2004 (previously filed as Exhibit 99.1 to the 8-K filed November 12, 2004).

99.8	Press release of Presstek, Inc. dated November 5, 2004 announcing the completion of its purchase of the assets of A.B. Dick Company (previously filed as Exhibit 99.2 to the 8-K filed November 12, 2004).

99.9	Press release of Presstek, Inc. dated November 4, 2004 (previously filed as Exhibit 99.3 to the 8-K filed November 12, 2004).